EXHIBIT 10.3

                               FIRST AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

     FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the "First Amendment") dated as of June 8, 2004 by and between Mace Security International, Inc. (the "Company") and Langley Partners, L.P. (the "Purchaser"), to be effective for all purposes as of May 26, 2004.


                                   BACKGROUND

     A. The Company and the Purchaser are parties to a Securities Purchase Agreement dated as of May 26, 2004 (the "Securities Purchase Agreement").

     B. The parties desire to amend the Securities Purchase Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Amendments to the Purchase Agreement.

          1.1 The first recital of the Securities Purchase Agreement is hereby amended to replace the reference to "$5,000,000" with "$5,005,050."

          1.2 Section 2.1 of the Securities Purchase Agreement is hereby amended to replace the reference to "$5,000,000" with "$5,005,050."

          1.3 Annex A to the Securities Purchase Agreement is hereby amended to replace the reference to "$5,000,000" with "$5,005,050."

     2. Ratification of Securities Purchase Agreement. Except as specifically amended hereby, all of the terms and conditions of the Securities Purchase Agreement shall be in full force and effect. All references to the Securities Purchase Agreement in any other document or instrument shall be deemed to mean such Securities Purchase Agreement as amended by this First Amendment. The parties hereto agree to be bound by the terms and obligations of the Securities Purchase Agreement, as amended by this First Amendment, as though the terms and obligations of the Securities Purchase Agreement were set forth herein.

     3. Counterparts. This First Amendment may be executed in several counterparts each of which shall be an original and all of which taken together shall constitute a single instrument.


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     IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

                                       MACE SECURITY INTERNATIONAL, INC.


                                       By: /s/ Robert Kramer
                                           -------------------------------------
                                           Name: Robert Kramer
                                           Title: Executive Vice President


                                       LANGLEY PARTNERS, L.P.

                                       By: Langley Capital, LLC, general partner


                                           By: /s/ Jeffrey Thorp
                                              ----------------------------------
                                              Name: Jeffrey Thorp
                                              Title: Managing Member